UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2016

Commission File Number of Depositor: 333-75276-01

Central Index Key Number of Depositor: 0001162387

CAPITAL ONE FUNDING, LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of Issuing Entity: 000-25762

Central Index Key Number of Issuing Entity: 0000922869

CAPITAL ONE MASTER TRUST

(Issuing Entity in respect of the COMT Collateral Certificate)

(Exact name of Issuing Entity as specified in its charter)

AND

Commission File Number of Issuing Entity: 333-75276

Central Index Key Number of Issuing Entity: 0001163321

CAPITAL ONE MULTI-ASSET EXECUTION TRUST

(Issuing Entity in respect of the Notes)

(Exact name of Issuing Entity as specified in its charter)

Virginia	54-2058720
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

140 East Shore Drive Room 1071-B Glen Allen, Virginia	23059
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (804) 290-6959

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-22 under the Exchange Act (17 CFR 240.14a-22)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events.

Item 8.01.	Other Events.

On March 17, 2016, the documents listed below under “Item 9.01(d). Exhibits” were entered into by the parties identified under that Item for the purpose of, among other things, complying with the Securities and Exchange Commission’s revised Regulation AB.

Section 9 – Financial Statements and Exhibits.

Item 9.01 (d).	Exhibits.

Each of the following are filed as an Exhibit to this Report.

Exhibit 4.1	Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2016, between Capital One Funding, LLC and Capital One Bank (USA), National Association.

Exhibit 4.2	Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016, among Capital One Funding, LLC, as transferor (the “Transferor”), Capital One Bank (USA), National Association, as servicer (the “Servicer”), and The Bank of New York Mellon, as trustee (the “Trustee”).

Exhibit 4.3	Amended and Restated Series 2002-CC Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of October 9, 2002, as amended and restated on March 17, 2016, among the Transferor, the Servicer, and the Trustee.

Exhibit 4.4	Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006, and March 17, 2016, between Capital One Multi-asset Execution Trust (the “Issuer”) and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”).

Exhibit 4.5	Indenture Supplement, dated as of October 9, 2002, as amended and restated as of March 17, 2016, between the Issuer and the Indenture Trustee.

Exhibit 4.6	Asset Representations Review Agreement, dated as of March 17, 2016, among Capital One Funding, LLC, Capital One Bank (USA), National Association and Clayton Fixed Income Services LLC.

Exhibit 4.7	Dispute Resolution Agreement, dated as of March 17, 2016, among Capital One Funding, LLC, Capital One Bank (USA), National Association and The Bank of New York Mellon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL ONE FUNDING, LLC
Acting solely in its capacity as depositor of Capital One Master Trust and Capital One Multi-asset Execution Trust

By:	/s/ Eric D. Bauder
	Name:	Eric D. Bauder
	Title:	Assistant Vice President

March 17, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 4.1	Second Amendment to Amended and Restated Receivables Purchase Agreement, dated as of March 17, 2016, between Capital One Funding, LLC and Capital One Bank (USA), National Association.

Exhibit 4.2	Amended and Restated Pooling and Servicing Agreement, dated as of September 30, 1993, as amended and restated as of August 1, 2002, January 13, 2006, July 1, 2007 and March 17, 2016, among Capital One Funding, LLC, as transferor (the “Transferor”), Capital One Bank (USA), National Association, as servicer (the “Servicer”), and The Bank of New York Mellon, as trustee (the “Trustee”).

Exhibit 4.3	Amended and Restated Series 2002-CC Supplement to the Amended and Restated Pooling and Servicing Agreement, dated as of October 9, 2002, as amended and restated on March 17, 2016, among the Transferor, the Servicer, and the Trustee.

Exhibit 4.4	Indenture, dated as of October 9, 2002, as amended and restated as of January 13, 2006, and March 17, 2016, between Capital One Multi-asset Execution Trust (the “Issuer”) and The Bank of New York Mellon, as indenture trustee (the “Indenture Trustee”).

Exhibit 4.5	Indenture Supplement, dated as of October 9, 2002, as amended and restated as of March 17, 2016, between the Issuer and the Indenture Trustee.

Exhibit 4.6	Asset Representations Review Agreement, dated as of March 17, 2016, among Capital One Funding, LLC, Capital One Bank (USA), National Association and Clayton Fixed Income Services LLC.

Exhibit 4.7	Dispute Resolution Agreement, dated as of March 17, 2016, among Capital One Funding, LLC, Capital One Bank (USA), National Association and The Bank of New York Mellon.